Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the quarterly filing of AVIC Technologies, Ltd., a Delaware corporation (the "Company"), on Form 10QSB for the period ended September 30, 2003, as filed with the Securities and Exchange Commission (the "Report"), I, Victor Sun, Chief Executive and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/S/Victor Sun

Victor Sun

Chief Executive and Chief Accounting Officer

November 7, 2003